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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 TERADYNE, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




       Date of Report (Date of earliest event reported): January 15, 2002


   Massachusetts                  001-06462                       04-2272148
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  (State or other                (Commission                    (IRS Employer
  jurisdiction of                File Number)                Identification No.)
   incorporation)



 321 Harrison Avenue, Boston, Massachusetts                         02118
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (617) 482-2700
                                                    --------------



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

     On January 15, 2002, Teradyne, Inc. (the "Company") issued a press release substantially in the form attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release was with regard to the Company's financial results for the Fourth Quarter of 2001 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    EXHIBITS.


                  Exhibit No.                           Exhibit
                  ----------                            -------

                     99.1                 Press Release, dated January 15, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TERADYNE, INC.


Dated:  February 5, 2002            By: /s/ George W. Chamillard
                                        ----------------------------------------
                                        Name:   George W. Chamillard
                                        Title:  Chief Executive Officer and
                                                President



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EXHIBIT INDEX

       Exhibit No.                            Exhibit
       ----------                             -------

          99.1                 Press Release, dated January 15, 2002.



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